                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

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                                      FORM 8-K

                                   CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934






                                 DECEMBER 10, 1998
                                 -----------------
                                   DATE OF REPORT
                         (DATE OF EARLIEST EVENT REPORTED)



                                      PACCAR INC
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                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                   0-6394                 91-0351110
----------------------------  ---------------------  ---------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.)       (IRS EMPLOYER
      OF INCORPORATION)                                 IDENTIFICATION NO.)

                               777-106TH AVENUE N.E.
                                BELLEVUE, WA  98004
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            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                   (425) 468-7400


                                                                     Page 1 of 7
                                                         Exhibit Index on Page 6

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ITEM 5.  OTHER EVENTS

     On December 10, 1998, the Board of Directors of PACCAR Inc ("PACCAR") adopted a new Preferred Share Purchase Rights Plan (the "Rights Plan"), replacing as of February 19, 1999, a plan authorized in 1989, which was scheduled to expire in 1999. Under the new Rights Plan, a dividend of one preferred share purchase right (a "Right") will be declared on each outstanding share of common stock, par value $1.00 per share, of PACCAR (the "Common Shares"). This dividend is payable on February 19, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the holder to purchase from PACCAR one ten-thousandth of a share of Series A Junior Participating Preferred Stock, no par value per share (the "Preferred Shares"), at a price of $200 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in an Agreement (the "Agreement") between PACCAR and First Chicago Trust Company of New York, as rights agent.

     In connection with the adoption of the new Rights Plan, the Board authorized the redemption of the Rights issued under the 1989 Plan for a one-time payment of $.0043 for each Right outstanding on February 19, 1999. The redemption payment will be included with the quarterly dividend made on March 5, 1999. Each share of common stock currently has one Right. PACCAR intends to treat the redemption as a dividend for tax purposes.

     The new Rights will be evidenced, with respect to any Common Share certificates outstanding as of the Record Date, by those Common Share certificates with a copy of the Summary of Rights attached. The Rights will only be transferable with the Common Shares, and a transfer of Common Share certificates will also constitute a transfer of the corresponding Rights.

     PACCAR will mail separate certificates for the Rights ("Right Certificates") shortly after the earliest to occur of the following dates:

     (i) 10 days following a public announcement that a person or group of affiliated or associated persons, other than certain members of the Pigott family and certain related trusts, have acquired beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person"); or

     (ii) 10 business days following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in a person becoming an Acquiring Person (unless a later date has been set by the Board of Directors prior to the time that any person becomes an Acquiring Person).


                                                                     Page 2 of 7
                                                         Exhibit Index on Page 6

     The earlier of the dates described in (i) and (ii) above is called the "Distribution Date." The Rights Certificates will be sent to holders of record of the Common Shares as of the close of business on the Distribution Date, and those separate Rights Certificates will thereafter evidence the Rights.

     The Rights cannot be exercised until the Distribution Date. Until a Right is exercised, the holder of a Right will have no rights as a stockholder of PACCAR, such as the right to vote or to receive dividends. The Rights will expire on February 19, 2009. This expiration date may be extended, or the Rights may be redeemed or exchanged by PACCAR before they expire, as described below.

     At any time before any person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate.

     At any time after any person becomes an Acquiring Person, and before that Acquiring Person acquires 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than any Rights owned by the Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one ten-thousandth of Preferred Share (subject to adjustment) per Right.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share, but will be entitled to an aggregate dividend of 10,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 10,000 times the payment made per Common Share. Each Preferred Share will have 10,000 votes, and will vote together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 10,000 times the amount received per Common Share. These Preferred Share rights are protected by customary antidilution provisions.

     The value of the one ten-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share because of the nature of the Preferred Shares' dividend, liquidation and voting rights.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to the Preferred Shares. The number of outstanding Rights and the number of one ten-thousands of a Preferred Share issuable upon exercise of each Right are subject to adjustment if, prior to the Distribution Date, there is a stock split of the Common Shares or a stock dividend on the Common


                                                                     Page 3 of 7
                                                         Exhibit Index on Page 6

Shares that is payable in Common Shares. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one ten-thousandth of Preferred Shares); instead, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day before the date of exercise.

     If any person becomes an Acquiring Person, each holder of a Right, (other than Rights beneficially owned by the Acquiring Person, which will become void), will be able to exercise their Rights to receive that number of Common Shares that has a market value of two times the exercise price of the Rights. For instance, if a stockholder holds one Right, he can exercise that Right for a number of Common Shares with a market value of $400 (2 x $200 exercise price). If Common Shares are trading at $50 per share, a stockholder will receive 8 shares of common stock ($400 divided by $50).

     If PACCAR is acquired by any person or group (other than certain members of the Pigott family and certain related trusts) in a merger or other business combination transaction, or if 50% or more of PACCAR's consolidated assets or earning power are sold after a person has become an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, which will be void) will be able to exercise their Rights to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In this case, a stockholder could exercise his Right to get as many shares of common stock of the acquiring company that could be purchased for $400.

     The Board of Directors may amend the terms of the Right without the consent of the holders of the Rights.

     The Rights have certain anti-takeover effects. The Rights can cause substantial dilution to a person or group that attempts to acquire PACCAR on terms that are not approved by the Board of Directors. The Rights should not interfere with any merger or other business combination that is approved by the Board of Directors because the Rights may be redeemed by PACCAR prior to the time that a person or group has become an Acquiring Person.

     The Agreement, dated as of December 10, 1998, between PACCAR and First Chicago Trust Company of New York, as rights agent, specifying the terms of the Rights and including as an exhibit the form of the Certificate of Designation, Preferences and Rights setting forth the terms of the Preferred Shares, and the form of press release announcing the declaration of the Rights are attached to this report as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to these exhibits.


                                                                    Page 4 of 7
                                                         Exhibit Index on Page 6

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ITEM 7.  EXHIBITS

Exhibit Number       Description
--------------       -----------
4.1                  Agreement, dated as of December 10, 1998, between PACCAR
                     and First Chicago Trust Company of New York, as Rights
                     Agent, including the form of the Certificate of
                     Designation, Preferences and Rights setting forth the
                     terms of the Series A Junior Participating Preferred
                     Stock, no par value per share, as Exhibit A, the form of
                     Right Certificate as Exhibit B and the Summary of Rights
                     to Purchase Preferred Shares as Exhibit C.

99.1                 Form of press release issued December 10, 1998.




                                                                    Page 5 of 7
                                                         Exhibit Index on Page 6

                                 INDEX TO EXHIBITS



Exhibit Number       Description
--------------       -----------
4.1                  Agreement, dated as of December 10, 1998, between PACCAR
                     and First Chicago Trust Company of New York, as Rights
                     Agent, including the form of the Certificate of
                     Designation, Preferences and Rights setting forth the
                     terms of the Series A Junior Participating Preferred
                     Stock, no par value per share, as Exhibit A, the form of
                     Right Certificate as Exhibit B and the Summary of Rights
                     to Purchase Preferred Shares as Exhibit C.

99.1                 Press release issued December 10, 1998.



                                                                    Page 6 of 7
                                                         Exhibit Index on Page 6

                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACCAR INC

Dated:  December 18, 1998.

                                             By: /s/ G.D. Hatchel
                                                 ------------------------------
                                             G.D. HATCHEL
                                             VICE PRESIDENT AND CONTROLLER




                                                                    Page 7 of 7
                                                         Exhibit Index on Page 6